Exhibit 10.14

STATE OF NEVADA
BARBARAK. CEGAVSKE Secretary of State JEFFERY LANDERFELT Deputy Secretary for Commercial Recordings		Commercial Recordings Division 202 N. Carson Street Carson City, NV 89701-4201 Telephone (775) 684-5708 Fax (775) 684-7138
OFFICE OF THE
SECRETARY OF STATE

MEDICAN ENTERPRISES, INC.		Job:C20150213-0322
February 13, 2015
NV
Special Handling Instructions:
amendment filed and emailed 2/13/15 ajw
Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Amendment	20150067352-81	2/12/2015 4:26:30 PM	1	$475.00	$475.00
24 Hour Expedite	20150067352-81	2/12/2015 4:26:30 PM	1	$125.00	$125.00
Total					$600.00
Payments

Type	Description	Amount
Credit	005527|15021360461713	$600.00
Total		$600.00
Credit Balance: $0.00

Job Contents:
File Stamped Copy(s):	1
MEDICAN ENTERPRISES, INC.
NV

BARBARA K. CEGAVSKE	Filed in the office of	Document Number
Secretary of State		20150067352-81
202 North Carson Street	Barbara K. Cegavske	Filing Date and Time
Canson city, Nevada 89701-4201	Secretary of State	02/12/2015 4:26 PM
(775) 684-5708	State of Nevada	Entity Number
Website: www.nvsos.gov		C8634-1988

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

use BLACK MX ONLY � DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Amendment to Articles off Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)
1. Name of corporation:
Medican Enterprises, Inc.
2. The articles have been amended as follows: (provide article numbers, if available)
The total authorized capital of the Company shall be 1,005,000,000, allocated as follows:
1,000,000,000 shares of common stock, par value $.001
5,000,000 shares of preferred stock, par value $.001
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of Incorporation* have voted in favor of the amendment is:

31,515,624/60,111,408

4. Effective date and time of filling: (optional)	Date: February 16, 2015 Time: 12:01 AM
(must not be later than 90 days after the certificates is filed)
5. Signature: (required)

Signature of Officer
If any proposed amendment would after or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless in limitations or restrictions on the voting power thereof.
IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada secretary of state Amend Profit-After
revised: 1-5-16